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                                                                    EXHIBIT 99.1

                 SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Sixth Amendment"), made effective as of this 23rd day of August, 2007, by and between DEACON ENTERPRISES, INC., a Michigan Corporation, whose address is 600 South Deacon, Detroit, Michigan 48217 ("Seller"), and VOYAGER PETROLEUM, INC., a Nevada corporation, whose address is 123 East Ogden Avenue-Suite 102A, Hinsdale, IL 60521, ("Purchaser"). Seller and Purchaser are also each individually referred to as a "Party" and collectively as the "Parties".

                                               W I T N E S S E T H:

         WHEREAS, on January 19, 2007 Seller and Purchaser entered into a Purchase and Sale Agreement for land situated in the City of Detroit, County of Wayne, and State of Michigan ("Original Agreement"); and

         WHEREAS, on April 18, 2007 Seller and Purchaser executed a First Amendment to Purchase and Sale Agreement ("First Amendment") extending the Purchaser's due diligence inspection period until May 18, 2007; and

         WHEREAS, on May 15, 2007 Seller and Purchaser executed a Second Amendment to Purchase and Sale Agreement ("Second Amendment") extending the Purchaser's due diligence inspection period until June 18, 2007; and

         WHEREAS, on June 18, 2007 Seller and Purchaser executed a Third Amendment to Purchase and Sale Agreement ("Third Amendment") extending the Purchaser's due diligence inspection period until July 18, 2007; and

         WHEREAS, on July 18, 2007 Seller and Purchaser executed a Fourth Amendment to Purchase and Sale Agreement ("Fourth Amendment") extending the Purchaser's due diligence inspection period until August 17, 2007; and

         WHEREAS, on August 17, 2007 Seller and Purchaser executed a Fifth Amendment to Purchase and Sale Agreement ("Fifth Amendment") extending the Purchaser's due diligence inspection period until August 23, 2007 (Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment are collectively the "Agreement")

         WHEREAS, Seller and Purchaser desire to amend the Agreement;

         NOW THEREFORE, Seller and Purchaser agree as follows:

1. Extension of Inspection Period. Purchaser's right to inspect and evaluate the Property and otherwise determine whether Purchaser shall purchase the Property (the "Inspection Period") shall be extended until September 30, 2007 at 5:00 p.m. EST without additional cost to Purchaser. However, the Deposit shall become nonrefundable to Purchaser upon execution of this Sixth Amendment. If Purchaser does not purchase the Property, Seller shall be entitled to retain the Deposit.

2. Purchase Price. The Purchase Price to be paid for the Property shall be reduced to Seven Hundred Twenty Five Thousand Dollars and 00/100 ($725,000.00).

3. Closing. If Closing does not occur by September 30, 2007, Seller may terminate the Agreement, retain the Deposit, and neither Party shall have any further obligation to the other. However, if the Parties proceed to Closing, at any time, the Deposit shall be applied to the Purchase Price.

4. Notice. Notice to terminate the Agreement by either Party through their respective attorneys may be provided by Facsimile or e-mail to the attorney representing the other Party.

5. Counterparts and Facsimile. This Amendment may be executed in any number of counterparts all of which when taken together, shall constitute one in the same instrument. Facsimile signatures and e-mailed PDF versions of signatures shall be deemed originals for the purposes of execution and delivery of this Amendment.

         The parties have executed this Sixth Amendment on the day and date first above written.

SELLER:                                     PURCHASER:

DEACON ENTERPRISES, INC.                    VOYAGER PETROLEUM, INC.


By: /s/ Verlin Eppert                       By: /s/ Sebastien DuFort
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VERLIN EPPERT, President                    SEBASTIEN DUFORT, President